SUPPLEMENT TO THE APRIL 30, 2014 PROSPECTUS
OF RETIREMENT RESERVES
ISSUED BY EMPIRE FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ® ("EFILI")

DATED JULY 14, 2014

Effective July 14, 2014, Retirement Reserves Contract Owners will no longer be allowed to make any additional payments into their annuity contract. Additional payments received by us on or after 4:00 p.m. Eastern Time on Friday, July 11, 2014 will not be accepted. The following information is revised in the prospectus:

The "Non-qualified Contract" section on page 1 is replaced with the following:

We require an initial minimum of $2,500 to purchase a Non-qualified Contract. Additional payments are not allowed.

The "Qualified Contract" section on Page 1 is replaced with the following:

We require an initial minimum of $10,000 to purchase a Qualified Contract. Additional payments are not allowed.

The "Additional Payments to Contracts" section on Page 8 is removed.

The section titled "Automatic Deduction Plan" on Page 23 is removed as well as the reference to it on page iii.

EVA7-14-01  July 14, 2014
1.945231.101